UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 23, 2012

GOLFSMITH INTERNATIONAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-52041	16-1634847
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11000 North IH-35, Austin, Texas	78753-3195
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 837-8810

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

This Form 8-K is being filed pursuant to a memorandum of understanding regarding the settlement of certain litigation relating to the Agreement and Plan of Merger (the “Merger Agreement”), dated May 11, 2012, by and among Golfsmith International Holdings, Inc. (the “Company”), Golf Town USA Holdings Inc. (“Golf Town”) and Major Merger Sub, Inc. (“Merger Sub”). The Merger Agreement provides that, on the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving corporation and a wholly owned subsidiary of Golf Town.

As previously disclosed on pages 8, 61 and 62 of the Definitive Information Statement on Schedule 14C filed with the Securities and Exchange Commission (the “SEC”) by the Company on June 28, 2012 (the “Definitive Information Statement”), two putative class action lawsuits were filed in connection with the Merger. The actions are entitled Bushansky v. Golfsmith International Holdings, Inc., et al., No. D-1-GN-12-001495 (the “Bushansky Action”), pending in the District Court of Travis County, Texas, 126th Judicial District (the “Court”) and Fleener v. Hanaka, et al., Civil Action No. 1:12-CV-563 (the “Fleener Action”), pending in the United States District Court for the Western District of Texas Austin Division. Such lawsuits were filed against the Company, Golf Town, Merger Sub, the Company’s directors, and, in the case of the Fleener Action, against Atlantic Equity Partners III, L.P. (“AEP”). The complaints allege, among other things, that the Company’s directors and certain other defendants breached their fiduciary duties in connection with the Merger, that Golf Town and Merger Sub and certain other defendants aided and abetted the directors’ alleged breach of those fiduciary duties, and that the Preliminary Information Statement on Schedule 14C filed with the SEC by the Company on June 4, 2012 contained material misstatements and omissions. The plaintiffs sought injunctive relief concerning the alleged fiduciary breaches and prohibiting defendants from consummating the Merger, other forms of equitable relief, and compensatory and/or rescissory damages. On July 23, 2012, the Company, the Company’s directors, Golf Town and Merger Sub entered into a memorandum of understanding with the plaintiffs in the Bushansky Action and the Fleener Action regarding the settlement of these actions.

In connection with the proposed settlement, the Company agreed not to assert that a demand for appraisal by a holder of the Company’s common stock who has not surrendered any of such holder’s common stock in exchange for any Merger Consideration (as defined in the Merger Agreement) is not timely under Section 262 of the Delaware General Corporate Law if such holder who otherwise satisfies the requirements of Section 262 submits a written demand for appraisal within 20 calendar days of the first date that each of the following is satisfied: (i) the notice required by Section 262(d)(2), as revised to reflect the terms of the settlement, is delivered to stockholders in accordance with Section 262(d)(2) and (ii) the filing of this 8-K.

The Company believes that no further supplemental disclosure is required under applicable laws; however, to avoid the risk of the stockholder class actions delaying or adversely affecting the Merger and to minimize the expense of defending such actions, the Company has also agreed, pursuant to the terms of the proposed settlement, to make certain supplemental disclosures related to the Merger, all of which are set forth below. Subject to completion of certain confirmatory discovery by counsel to the plaintiffs, the memorandum of understanding stipulates that the parties will enter into a stipulation of settlement. The stipulation of settlement will be subject to customary conditions, including court approval following notice to the Company’s stockholders. In the event that the parties enter into a stipulation of settlement, a hearing will be scheduled at which the Court will consider the fairness, reasonableness, and adequacy of the settlement. If the settlement is finally approved by the Court, it is anticipated that it will resolve and release all claims in all actions that were or could have been brought challenging any aspect of the Merger, the Merger Agreement, and any disclosure made in connection therewith. There can be no assurance that the parties will ultimately enter into a stipulation of settlement or that the Court will approve the settlement even if the parties were to enter into such stipulation. In such event, the proposed settlement as contemplated by the memorandum of understanding may be terminated.

SUPPLEMENT TO DEFINITIVE INFORMATION STATEMENT

In connection with the settlement of certain outstanding stockholder suits as described in this Form 8-K, the Company has agreed to make these supplemental disclosures to the Definitive Information Statement. This supplemental information should be read in conjunction with the Definitive Information Statement, which should be read in its entirety. Defined terms used but not defined herein have the meanings set forth in the Definitive Information Statement.

Background of the Merger

The following disclosure supplements the discussion at page 19 of the Definitive Information Statement concerning the August 22, 2011 telephone call between Lazard and a representative of Bidder B.

The potential synergies with Bidder B, included, among other things, the increased purchasing power of the combined entities.

The following disclosure supplements the discussion at page 20 of the Definitive Information Statement concerning preliminary indications of interest received by the Company as of August 23, 2011.

The per share dollar value of the indication of interest submitted by Bidder C was estimated to be in the range of approximately $5.61 to $6.73.

The following disclosure supplements the discussion at page 20 of the Definitive Information Statement concerning discussions following the August 25, 2011 meeting of the Transaction Committee.

In the communications with various bidders, Mr. Solomon was pursuing the negotiating strategy directed by the Transaction Committee as a means to achieve the highest value for stockholders.

The following disclosure supplements the discussion at page 21 of the Definitive Information Statement concerning discussions on September 23, 2011.

The expected synergies to be achieved by Golf Town in a combination with Golfsmith included improving purchasing power and leverage with suppliers, access to information technology systems infrastructure, and reduction in SG&A expenses.

The following disclosure supplements the discussion at page 22 of the Definitive Information Statement concerning the October 11, 2011 meeting between representatives of Lazard and Bidder B.

The Transaction Committee identified store overlap with Bidder B that would require stores to be sold or closed and potential significant expenditures in connection with relocating the combined entity headquarters, branding issues, and regulatory issues as potential execution risks involved in a transaction with Bidder B.

The following disclosure supplements the discussion at page 23 of the Definitive Information Statement concerning the final offers the Company received as of October 25, 2011 from the remaining bidders by its insertion between the words “price” and “that” in the second sentence of such discussion.

of $3.75 per share

The following disclosure further supplements the discussion at page 23 of the Definitive Information Statement concerning the final offers the Company received as of October 25, 2011 from the remaining bidders.

Golf Town’s bid of $6.50 was based on, among other things, the July 2011 projections.

The following disclosure supplements the discussion at page 23 of the Definitive Information Statement concerning the Transaction Committee’s counterproposal following the October 27, 2011 meeting.

The Transaction Committee determined to increase the counterproposal to $7.75 per share in an effort to encourage OMERS to submit a higher bid as a negotiating tactic.

The following disclosure supplements the discussion at page 29 of the Definitive Information Statement concerning the January 26, 2012 telephone call between Scott Humphrey and Roberto Buaron.

The Transaction Committee did not discuss a merger structure that would include a stock component with any bidder or prospective bidder other than Golf Town prior to January 26, 2012.

The following disclosure supplements the discussion at page 33 of the Definitive Information Statement concerning the execution of written consents by the Paul Stockholders.

There were no discussions between the Company and Carl or Frank Paul regarding their interest in selling their stakes in the Company or their support for a sale of the Company prior to the announcement of the Merger.

Opinion of Lazard Middle Market LLC

The following disclosure supplements the discussion on page 44 of the Definitive Information Statement concerning the reference range selected by LMM by amending and replacing in its entirety the last two bullet points.

•	15.1x to 16.0x for share price to LTM EPS based on adjusted net income of $0.6 million

•	13.1x to 13.8x for share price to 2012 estimated EPS based on estimated net income of $4.4 million

The following disclosure supplements the discussion at page 45 of the Definitive Information Statement by its insertion between the words “cash flows” and “for” in the first sentence of the paragraph under the heading Discounted Cash Flow Analysis.

(defined as EBIT, less cash taxes, plus depreciation and amortization, less capital expenditures and less increases/plus decreases in working capital)

The following disclosure further supplements the discussion under the heading Discounted Cash Flow Analysis at page 45 of the Definitive Information Statement.

The discounted cash flow analysis treated stock-based compensation as a cash expense. LMM utilized perpetuity growth rates of 2.5% – 3.5% to calculate the terminal value in its Discounted Cash Flow Analysis. LMM applied these perpetuity growth rates to projected unlevered free cash flow of $27.3 million to calculate the terminal value.

The following disclosure further supplements the discussion on page 45 of the Definitive Information Statement concerning the discounted cash flow analysis performed by LMM by amending and replacing in its entirety the language “as determined by LMM, an assumed tax rate of 35%, and reflecting the estimated weighted average cost of capital of the selected companies listed above under “—Opinion of Lazard Middle Market LLC—Selected Public Companies Analysis.””

The discount rate range of 17.2% to 19.2% was based on the estimated weighted average cost of capital. In calculating the median unlevered beta to utilize in the weighted average cost of capital calculation, LMM used the selected companies listed above under “Opinion of Lazard Middle Market LLC – Selected Public Companies Analysis,” excluding Dover Saddlery and Sport Chalet, (who were excluded from the calculation due to low trading volume, small market capitalization and lack of equity research analysts estimates).

The following disclosure supplements the discussion under the heading Premia Paid Analysis at page 46 of the Definitive Information Statement.

LMM analyzed 138 transactions that fit these criteria.

Projected Financial Information

The following disclosure supplements the lead in to the discussion concerning the May 2012 Projections and July 2011 Projections at page 49 of the Definitive Information Statement.

“(all amounts are in millions of US dollars)”

The following disclosure supplements the discussion concerning the May 2012 Projections and July 2011 Projections at page 49 of the Definitive Information Statement by amending and replacing in its entirety the line item “Change in Working Capital”.

(Increase)/Decrease in Working Capital

The following disclosure supplements the footnotes at page 49 of the Definitive Information Statement concerning the May 2012 Projections.

(d) The Projections assumed 89 stores for 2012 (including 10 new stores), 101 stores for 2013 (including 12 new stores), 113 stores for 2014 (including 12 new stores), and 125 stores for 2015 (including 12 new stores). For existing stores, the projections assume a same-store revenue growth of 2.5% annually for 2012 through 2015. For new stores, the projections assume a 10% revenue growth in 2013, 6% in 2014, 3% in 2015.

(e) Stock Based Compensation Expense is projected to increase by 2% each year over the forecast period and be $1.170 million in 2011, $1.193 million in 2012, $1.217 million in 2013, $1.241 million in 2014 and $1.266 million in 2015.

The following disclosure supplements the chart at page 49 of the Definitive Information Statement concerning the May 2012 Projections (as new line items between “Net Revenue – % Growth” and “Gross Profit”).

	Fiscal Year Ending December 31,
	2012E	2013P	2014P	2015P
Base Net Revenue	$448.1	$487.9	$515.7	$545.1
New Stores Net Revenue (2013P-2015P)	N/A	$40.7	$97.3	$167.5

The following disclosure supplements the chart at page 49 of the Definitive Information Statement concerning the May 2012 Projections (as new line items between “EBITDA – % Margin” and “Adjustments”).

	Fiscal Year Ending December 31,
	2012E	2013P	2014P	2015P
Base EBITDA	$22.0	$29.6	$33.3	$39.6
New Stores EBITDA(2013P-2015P)	N/A	$1.1	$7.7	$17.4

Cautionary Statement Regarding Forward-Looking Statements

Statements in this document regarding future financial and operating results, benefits and synergies of the proposed transaction, future opportunities for the combined company, and any other statements about future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on our beliefs, assumptions, and expectations of future events, taking into account the information currently available to us. These statements may include, among others, statements regarding our expected business outlook, anticipated financial and operating results, our business strategy and means to implement the strategy, our objectives, the amount and timing of future store openings, store remodels and capital expenditures, the likelihood of our success in expanding our business, financing plans, working capital needs and sources of liquidity. The words “believe,” “may,” “should,” “anticipate,” “estimate,” “expect,” “intend,” “potential,” “project,” “plan,” and similar statements are intended to identify forward-looking statements. Forward-looking statements involve risks and uncertainties that may cause our actual results, performance, or financial condition to differ materially from the expectations of future results, performance, or financial condition we express or imply in any forward-looking statements. Forward-looking statements are not guarantees of performance. Given the risks and uncertainties surrounding forward-looking statements, you should not place undue reliance on these statements. Many of these factors are beyond our ability to control or predict. Our forward-looking statements speak only as of the date of this press release. Other than as required by law, we undertake no obligation to update or revise forward-looking statements, whether as a result of new information, future events, or otherwise.

Additional Information and Where to Find It

In connection with the Merger, the Company filed the Definitive Information Statement on Schedule 14C on June 28, 2012 and other related materials with the SEC. The Definitive Information Statement was first mailed to the stockholders of the Company on or about June 29, 2010. STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE INFORMATION STATEMENT, ALL RELATED SUPPLEMENTS AND AMENDMENTS (IF ANY AND WHEN THEY BECOME AVAILABLE) AND ALL OTHER RELATED MATERIALS CAREFULLY BECAUSE THEY CONTAIN (AND WILL CONTAIN) IMPORTANT INFORMATION ABOUT THE MERGER AND RELATED MATTERS. Investors and stockholders may obtain free copies of the Definitive Information Statement (and other related materials when they become available) as well as other documents filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov, from the Company by contacting the Company’s corporate secretary, James Eliasberg, by mail at Golfsmith International Holdings, Inc., 11000 N IH 35, Austin, TX 78753 or by calling (512) 837-8810.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLFSMITH INTERNATIONAL HOLDINGS, INC.

Date: July 23, 2012	By:	/s/ James Eliasberg
Name: James Eliasberg
Title: Vice President and General Counsel